Exhibit 99.1


                  Red Hat Reports Fiscal Third Quarter Results


     RALEIGH, N.C.--(BUSINESS WIRE)--Dec. 21, 2005--Red Hat, Inc. (NASDAQ:RHAT):

     --   Revenue up 44% from prior year

     --   Operating margin expands to 26%

     --   Quarterly cash flow up 82% year-over-year to $54.1 million

     Red Hat, Inc. (NASDAQ:RHAT), the world's leading provider of open source solutions to the enterprise, today announced financial results for its fiscal third quarter ended November 30, 2005.
     Total revenue for the quarter was $73.1 million, an increase of 44% from the year ago quarter and 11% from the prior quarter. Subscription revenue was $60.2 million, up 54% year-over-year and 11% sequentially.
     The company reported operating income of $18.7 million, representing a 147% increase from the year ago quarter and a 57% increase from the prior quarter. Net income for the quarter was $23.2 million, up 114% year-over-year and 39% sequentially. Earnings per diluted share were $0.12 for the quarter, an increase from $0.09 in the prior quarter and $0.06 in the year ago quarter.
     At quarter end, the company's total deferred revenue balance was $199.7 million, an increase of 64% on a year-over-year basis and 9% on a sequential basis.

     Other highlights from the quarter included:

     --   Gross margin improved to 84%.

     --   Cash and investments totaled more than $1.0 billion at quarter's end.

     --   Annualized revenue per employee of $270 thousand.

     "Our third quarter results reflect return on investments in people and infrastructure made in prior periods," stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. "Solid growth across key metrics indicates not only strength in the demand for our solutions but also continuing improvements in the day-to-day operations of our business."
     "We believe that our third quarter revenue growth places Red Hat among the fastest growing mid-cap technology companies in the world," stated Dion Cornett, Vice President of Investor Relations.

     About Red Hat, Inc.

     Red Hat, the world's leading open source and Linux provider, is headquartered in Raleigh, NC with satellite offices spanning the globe. Red Hat is leading Linux and open source solutions into the mainstream by making high quality, low cost technology accessible. Red Hat provides operating system software along with middleware, applications and management solutions. Red Hat also offers support, training and consulting services to its customers worldwide and through top-tier partnerships. Red Hat's open source strategy offers customers a long term plan for building infrastructures that are based on and leverage open source technologies with focus on security and ease of management. Learn more: http://www.redhat.com

     Forward-Looking Statements

     Any statements in this press release about future expectations, plans and prospects for the company, including statements containing the words "believes," "anticipates," "plans," "expects," "will," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the factors discussed in our most recent Quarterly Report on Form 10-Q filed with the SEC (a copy of which may be accessed through the SEC's website at http://www.sec.gov), reliance upon strategic relationships, management of growth, the possibility of undetected software errors, the risks of economic downturns generally, and in Red Hat's industry specifically, the risks associated with competition and competitive pricing pressures and the viability of the Internet. In addition, the forward-looking statements included in this press release represent the company's views as of the date of this press release and these views could change. However, while the company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the company's views as of any date subsequent to the date of the press release.
     LINUX is a trademark of Linus Torvalds. RED HAT is a registered trademark of Red Hat, Inc. All other names and trademarks are the property of their respective owners.


                             RED HAT, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (Unaudited)
               (In thousands - except per share amounts)


                                 Three Months Ended  Nine Months Ended
                                 -------------------------------------
                                  Nov. 30, Nov. 30, Nov. 30, Nov. 30,
                                    2005     2004     2005     2004
                                 --------  --------  -------- --------
Subscription, training and
 services revenue:
Subscription:
Enterprise technologies           $ 59,579 $ 38,113 $162,080 $102,022
Retail                                   -      512        -    1,448
Embedded                               632      597    1,699    1,245
                                   -------- -------- -------- --------

Total subscription revenue          60,211   39,222  163,779  104,715
                                   -------- -------- -------- --------
Training and Services:
Enterprise technologies             12,482   10,771   34,549   31,749
Embedded development services          419      932    1,282    2,549
                                   -------- -------- -------- --------

Total training and services
 revenue                            12,901   11,703   35,831   34,298
                                   -------- -------- -------- --------

Total subscription, training and
 services revenue                   73,112   50,925  199,610  139,013
                                   -------- -------- -------- --------

Cost of subscription, training and services
 revenue:
Subscription:
Enterprise technologies and retail   4,908    3,554   15,642    8,274
Embedded                                44       59      146      190
                                   -------- -------- -------- --------

Total cost of subscription revenue   4,952    3,613   15,788    8,464
                                   -------- -------- -------- --------
Training and Services:
Enterprise technologies              6,327    5,684   18,492   16,411
Embedded development services          578      792    1,799    2,405
                                   -------- -------- -------- --------

Total cost of training and
 services revenue                    6,905    6,476   20,291   18,816
                                   -------- -------- -------- --------

Total cost of subscription,
 training and services revenue      11,857   10,089   36,079   27,280
                                   -------- -------- -------- --------

Gross profit enterprise
 technologies and retail            60,826   40,158  162,495  110,534
Gross profit embedded                  429      678    1,036    1,199
                                   -------- -------- -------- --------

Total gross profit                  61,255   40,836  163,531  111,733

Operating expense:
Sales and marketing                 20,505   15,853   61,296   44,268
Research and development             9,644    7,931   29,846   23,641
General and administrative          12,357    9,461   34,067   24,345
                                   -------- -------- -------- --------

Total operating expense             42,506   33,245  125,209   92,254
                                   -------- -------- -------- --------

Income from operations              18,749    7,591   38,322   19,479
Other income (expense), net          6,645    5,384   22,601   18,715
Interest expense                    (1,490)  (1,684)  (4,612)  (4,802)
                                   -------- -------- -------- --------

Income before provision for income
 taxes                              23,904   11,291   56,311   33,392
Provision (benefit) for income
 taxes                                 701      447    3,942     (194)
                                   -------- -------- -------- --------

Net income                        $ 23,203 $ 10,844 $ 52,369 $ 33,586
                                   ======== ======== ======== ========

Net income-diluted                $ 24,565 $ 12,421 $ 56,529 $ 38,204
                                   ======== ======== ======== ========

Net income per share:
Basic                             $   0.13 $   0.06 $   0.30 $   0.18
Diluted                           $   0.12 $   0.06 $   0.27 $   0.18

Weighted average shares
 outstanding:
Basic                              177,615  182,340  177,200  182,750
Diluted                            211,783  215,671  208,964  217,728


                             RED HAT, INC.
                      CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                                ASSETS

                                                 Nov. 30,    Feb. 28,
                                                   2005        2005
                                                 ---------- ----------
                                               (unaudited)
Current assets:
Cash and cash equivalents                       $  181,946 $  140,169
Investments in debt securities                     486,394    181,028
Accounts receivable, net                            54,244     48,402
Earnings in excess of billings                       1,412      3,557
Prepaid expenses and other current assets           14,342     12,097
                                                 ---------- ----------

Total current assets                               738,338    385,253

Property and equipment, net                         34,989     32,726
Goodwill                                            75,931     73,591
Identifiable intangibles, net                       13,879     16,740
Investments in debt securities                     331,779    607,566
Other assets, net                                   35,117     18,160
                                                 ---------- ----------

Total assets                                    $1,230,033 $1,134,036
                                                 ========== ==========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                                $    5,161 $    8,426
Accrued expenses                                    31,272     21,065
Deferred revenue                                   152,987    109,426
Other current obligations                              529        282
                                                 ---------- ----------
Total current liabilities                          189,949    139,199

Deferred lease credits                               5,052      5,179
Long term deferred revenue                          46,701     27,890
Other long term obligations                            403         97
Convertible debentures                             570,000    600,000
Stockholders' equity:
Minority interest                                      631        557
Common stock                                            19         19
Additional paid-in capital                         733,271    714,604
Deferred compensation                               (1,954)    (4,792)
Accumulated deficit                               (179,429)  (231,798)
Treasury stock, at cost                           (124,097)  (107,409)
Accumulated other comprehensive loss               (10,513)    (9,510)
                                                 ---------- ----------

Total stockholders' equity                         417,928    361,671
                                                 ---------- ----------

Total liabilities and stockholders' equity      $1,230,033 $1,134,036
                                                 ========== ==========


                             RED HAT, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (Unaudited)
                            (In thousands)


                               Three Months Ended  Nine Months Ended
                              ----------------------------------------
                               Nov. 30,  Nov. 30,   Nov. 30, Nov. 30,
                                2005      2004 (a)   2005     2004 (a)
                              -------------------- -------------------

Cash flows from operating
 activities:
Net income                    $  23,203 $  10,844 $  52,369 $  33,586
Adjustments to reconcile net
 income to net cash provided
 by operating activities:
Depreciation and amortization     4,145     2,557    11,443     7,272
Deferred income taxes               293      (693)     (507)   (1,929)
Stock-based compensation
 expense                          1,299     1,109     3,794     3,507
Gain from repurchase of
 convertible debentures               -         -    (3,140)        -
Provision for doubtful
 accounts                           228       544       369     1,558
Amortization of debt issue
 costs                              752       785     2,304     2,218
Loss on disposal of property
 and equipment                      128         -     1,125         -
Other                               546       221       568       299
Changes in operating assets
 and liabilities:
Accounts receivable and
 earnings in excess of
 billings                         2,968    (7,516)   (6,274)   (4,518)
Prepaid expenses and other
 current assets                  (1,731)     (154)   (2,521)     (296)
Identifiable intangibles and
 other assets                        24       (79)      350    (1,294)
Accounts payable                    337      (894)   (3,030)     (709)
Accrued expenses                  3,966     3,876    11,521     6,209
Deferred revenue                 17,983    19,163    68,229    45,884
Deferred lease credits              (28)      (47)     (127)     (131)
                               --------- --------- --------- ---------

Net cash provided by operating
 activities                      54,113    29,716   136,473    91,656
                               --------- --------- --------- ---------

Cash flows from investing
 activities:
Purchase of investment
 securities                    (223,900) (174,416) (363,077) (816,928)
Proceeds from sales and
 maturities of investment
 securities                     221,956   189,642   332,972   474,984
Acquisitions of businesses,
 net of cash acquired              (303)     (303)   (2,803)     (303)
Purchase of other investments   (20,000)        -   (20,767)        -
Purchase of property and
 equipment                       (4,401)   (2,609)  (12,389)  (10,547)
                               --------- --------- --------- ---------

Net cash (used in) provided by
 investing activities           (26,648)   12,314   (66,064) (352,794)
                               --------- --------- --------- ---------

Cash flows from financing
 activities:
Repurchase of convertible
 debentures                           -         -   (26,301)        -
Structured stock repurchases          -         -     1,031         -
Net proceeds from issuance of
 common stock under Employee
 Stock Purchase Plan                833       522     2,330     1,394
Proceeds from exercise of
 common stock options             6,978       893    14,102    13,004
Purchase of treasury stock            -   (45,192)  (16,688)  (45,192)
Other financing                     470      (345)      553      (952)
                               --------- --------- --------- ---------

Net cash provided by (used in)
 financing activities             8,281   (44,122)  (24,973)  (31,746)
                               --------- --------- --------- ---------

Effect of foreign currency
 exchange rates on cash and
 cash equivalents                (1,856)    3,124    (3,659)    1,298
Net increase (decrease) in
 cash and cash equivalents       33,890     1,032    41,777  (291,586)
Cash and cash equivalents at
 beginning of the period        148,056   168,686   140,169   461,304
                               --------- --------- --------- ---------

Cash and cash equivalents at
 end of period                $ 181,946 $ 169,718 $ 181,946 $ 169,718
                               ========= ========= ========= =========

(a) Reclassed to conform with current period.


    CONTACT: Red Hat, Inc.
             Leigh Day, 919-754-4369
             lday@redhat.com
             Linda Brewton, 919-754-4476
             lbrewton@redhat.com